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                                                                    EXHIBIT 23.1

                                     CONSENT
                                       OF
                           PRICEWATERHOUSECOOPERS LLP
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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-02377, 333-11817, 33-27814, 333-83025, and
333-85231) and Form S-8 (Nos. 333-35690, 333-74955, 333-76417, 333-89719,
333-67301, 333-59911, 333-71171, 333-67591, 333-71253, 333-41089, 333-28507,
333-17363, 333-13207, 333-13205, 333-02363, 2-87392, 33-23306, 33-35928,
33-53454, 33-55257, 33-56269, and 33-65467) of Union Planters Corporation of our
report dated January 18, 2001 relating to the consolidated financial statement which appears in the 2000 Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.


/s/PRICEWATERHOUSECOOPERS LLP
Memphis, Tennessee
March 23, 2001